Note 9 - Share Capital	6 Months Ended
Apr. 30, 2025
Statement Line Items [Line Items]
Disclosure of classes of share capital [text block]
9.	Share capital:

a) Common shares:

At April 30, 2025, there were 32,518,786 ( October 31, 2024 - 26,002,577) common shares outstanding.

On December 18, 2024, the Bank completed a treasury offering of 5,660,378 common shares at a price of USD $13.25 per share, the equivalent of CAD $18.95 per share, for gross proceeds of USD $75.0 million. On December 24, 2024, the underwriters of the aforementioned offering exercised their full over-allotment option to purchase an additional 849,056 shares (15% of the 5,660,378 common shares issued via the base offering referenced above) at a price of USD $13.25 per share, or CAD $19.07 per share, for gross proceeds of USD $11.2 million.  Total net cash proceeds from the common share offering were CAD $116.0 million. The Bank’s share capital increased by CAD $114.2 million corresponding to the Common Share Offering and less tax effected issue costs in the amount of CAD $1.8 million.

On April 28, 2025, the Bank received approval from the Toronto Stock Exchange ("TSX") to proceed with a Normal Course Issuer Bid ("NCIB") for its common shares. Pursuant to the NCIB, VersaBank may purchase for cancellation up to 2,000,000 of its common shares representing approximately 8.99% of its public float. As of April 21, 2025, the public float comprised 22,237,283 common shares and there were 32,518,786 issued and outstanding Common Shares in total. The average daily trading volume ("ADTV") of VersaBank's Common Shares on the TSX for the six months of October 1, 2024 – March 31, 2025 (the "Preceding Six Month Period") was 37,761 shares. Daily purchases under the NCIB will be limited to 25% of the ADTV, which is 9,440 common shares, other than block purchase exceptions. During the Preceding Six-Month Period, 20,321,293 VersaBank common shares were traded on all exchanges. Of that total, 4,720,219 shares were traded on the TSX, and the remaining 15,601,074 shares were traded on other exchanges including the Nasdaq.

The purchases may commence on April 30, 2025, and will terminate on April 29, 2026, or such earlier date as VersaBank may complete its purchases pursuant to the NCIB. The purchases will be made by VersaBank through the facilities of the TSX and the Nasdaq and in accordance with the rules of the TSX or the Nasdaq, as applicable, and the prices that VersaBank will pay for any Common Shares will be the market price of such shares at the time of acquisition. VersaBank will make no purchases of Common Shares other than open market purchases. All shares purchased under the NCIB will be cancelled.

b) Preferred shares:

On October 31, 2024, the Bank redeemed all of its 1,461,460 outstanding Non-Cumulative Series 1 preferred shares (NVCC) using cash on hand. The amount paid on redemption for each share was $10.00, and in aggregate $14.6 million. Transaction costs, incurred at issuance in the amount of $965,000, were applied against retained earnings.

c) Stock options

Stock option transactions during the three and six month periods ended April 30, 2025, and 2024:

	for the three months ended				for the six months ended
	April 30, 2025		April 30, 2024		April 30, 2025		April 30, 2024

		Weighted		Weighted		Weighted		Weighted
	Number of	average	Number of	average	Number of	average	Number of	average
	options	exercise price	options	exercise price	options	exercise price	options	exercise price

Outstanding, beginning of period	804,494	$15.90	874,393	$15.90	819,125	$15.90	874,393	$15.90
Granted	-	-	-	-	-	-	-	-
Exercised	-	-	-	-	(6,775)	15.90	-	-
Forfeited/cancelled	(3,140)	15.90	(12,600)	15.90	(10,996)	15.90	(12,600)	15.90
Expired	-	-	-	-	-	-	-	-

Outstanding, end of period	801,354	$15.90	861,793	$15.90	801,354	$15.90	861,793	$15.90

For the three and six month periods ended April 30, 2025, the Bank recognized $nil ( April 30, 2024 - $72,000) and $75,000 ( April 30, 2024 - $204,000) in compensation expense related to the estimated fair value of options granted.